SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

001-13227	01-0413282
(Commission file number)	(IRS employer identification no.)

TWO ELM STREET, CAMDEN, MAINE	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Item 9—Regulation FD Disclosure

SARBANES-OXLEY ACT OF 2002 Pursuant to Section 906

Camden National Corporation also filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Senior Vice-President—Finance, Operations and Technology and Principal Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended March 31, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows:

CERTIFICATIONS

The undersigned officer of Camden National Corporation (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Robert W. Daigle	Date: May 9, 2003
Robert W. Daigle, President and Chief Executive Officer

The undersigned officer of Camden National Corporation (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Gregory A. Dufour	Date: May 9, 2003
Gregory A. Dufour, Senior Vice President – Finance, Operations & Technology and Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Gregory A. Dufour	Date: May 9, 2003
Gregory A. Dufour, Senior Vice President – Finance, Operations & Technology and Principal Financial Officer